                                                                  EXHIBIT 99.302

                            FORM N-CSR CERTIFICATION

I, Brian S. Shlissel, certify that:

               1. I have reviewed this report on the Form N-CSR of the PIMCO New
          York Municipal Income Fund;

               2. Based on my knowledge, the report does not contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements made, in light of the circumstances under which such statements were made, not misleading with respect to the period covered by the report;

               3. Based on my knowledge, the financial statements, and other financial information included in this report, fairly present in all material respects the financial condition, results of operations, changes in net assets, and cash flows (if the financial statements are required to include a statement of cash flows) of the registrant as of, and for, the periods in this report:

               4. The registrant's other certifying officers and I are
          responsible for establishing and maintaining disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company
          Act of 1940) and internal control over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act of 1940) for the registrant and have:

                    (a) Designed such disclosure controls and procedures, or
               caused such disclosure controls and procedures to be designed under our supervision, to ensure that material information relating to the registrant, including its consolidated
               subsidiaries, is made known to us by others within those
               entities, particularly during the period in which this report is being prepared:

                    (b) Designed such internal control over financial reporting, or caused such internal control over financial reporting to be designed under our supervision, to provide reasonable assurance regarding the reliability of financial reporting and the
               preparation of financial statements for external purposes in accordance with generally accepted accounting principles:

                    (c) Evaluated the effectiveness of the registrant's
               disclosure controls and procedures and presented in this report our conclusions about the effectiveness of the disclosure
               controls and procedures, as of a date within 90 days prior to the filing date of this report based on such evaluation; and

                    (d) Disclosed in this report any change in the registrant's internal control over financial reporting that occurred during the registrant's most recent fiscal half-year (the registrant's second fiscal half-year in the case of an annual report) that has materially affected, or is reasonably likely to materially affect, the registrant's internal control over financial
               reporting; and

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          5. The registrant's other certifying officers and I have disclosed to the registrant's auditors and the audit committee of the registrant's board of directors (or persons performing the equivalent functions):

                    (a) All significant deficiencies and material weaknesses in the design or operation of internal control over financial reporting which are reasonably likely to adversely affect the registrant's ability to record, process, summarize, and report financial information; and

                    (b) Any fraud, whether or not material, that involves
               management or other employees who have a significant role in the registrant's internal controls over financial reporting.

Dated: July 8, 2005

 /s/ Brian S. Shlissel
---------------------------------------
Brian S. Shlissel
President & Chief Executive Officer

                            FORM N-CSR CERTIFICATION

I, Lawrence G. Altadonna, certify that:

               1. I have reviewed this report on the Form N-CSR of the PIMCO New
          York Municipal Income Fund;

               2. Based on my knowledge, the report does not contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements made, in light of the circumstances under which such statements were made, not misleading with respect to the period covered by the report;

               3. Based on my knowledge, the financial statements, and other financial information included in this report, fairly present in all material respects the financial condition, results of operations, changes in net assets, and cash flows (if the financial statements are required to include a statement of cash flows) of the registrant as of, and for, the periods in this report:

               4. The registrant's other certifying officers and I are
          responsible for establishing and maintaining disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company
          Act of 1940) and internal control over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act of 1940) for the registrant and have:

                    (a) Designed such disclosure controls and procedures, or
               caused such disclosure controls and procedures to be designed under our supervision, to ensure that material information relating to the registrant, including its consolidated
               subsidiaries, is made known to us by others within those
               entities, particularly during the period in which this report is being prepared:

                    (b) Designed such internal control over financial reporting, or caused such internal control over financial reporting to be designed under our supervision, to provide reasonable assurance regarding the reliability of financial reporting and the
               preparation of financial statements for external purposes in accordance with generally accepted accounting principles:

                    (c) Evaluated the effectiveness of the registrant's
               disclosure controls and procedures and presented in this report our conclusions about the effectiveness of the disclosure
               controls and procedures, as of a date within 90 days prior to the filing date of this report based on such evaluation; and

                    (d) Disclosed in this report any change in the registrant's internal control over financial reporting that occurred during the registrant's most recent fiscal half-year (the registrant's second fiscal half-year in the case of an annual report) that has materially affected, or is reasonably likely to materially affect, the registrant's internal control over financial
               reporting; and

               5. The registrant's other certifying officers and I have
          disclosed to the registrant's auditors and the audit committee of the registrant's board of directors (or persons performing the equivalent functions):

                    (a) All significant deficiencies and material weaknesses in the design or operation of internal control over financial reporting which are reasonably likely to adversely affect the registrant's ability to record, process, summarize, and report financial information; and

                    (b) Any fraud, whether or not material, that involves
               management or other employees who have a significant role in the registrant's internal controls over financial reporting.

Dated: July 8, 2005

 /s/ Lawrence G. Altadonna
---------------------------------------
Lawrence G. Altadonna
Treasurer, Principal Financial & Accounting Officer

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